SCHEDULE  14A  INFORMATION
Proxy  Statement  Pursuant  to  Section  14(a) of the Securities Exchange Act of
1934
(Amendment  No.  )
Filed  by  the  Registrant  [X]
Filed  by  a  Party  other  than  the  Registrant  [  ]

Check  the  appropriate  box:
[  ]  Preliminary  Proxy  Statement
[  ]  Confidential,  for  use  of the Commission Only (as permitted by Rule 14a-
    6(e)(2)
[x]  Definitive  Proxy  Statement
[  ]  Definitive  Additional  Materials
[  ]  Soliciting  Material  Pursuant to Rule 240. 14a-11 (c) or Rule 240. 14a-12

      CANANDAIGUA  NATIONAL  CORPORATION
(NAME  OF  REGISTRANT  AS  SPECIFIED  IN  ITS  CHARTER)

(NAME  OF  PERSON  (S)  FILING  PROXY  STATEMENT,  IF  OTHER  THAN  REGISTRANT)

Payment  of  Filing  Fee  (Check  the  appropriate  box):
[x]  No  fee  required
[  ]  Fee  computed  on table below per Exchange Act Rules 14a-6(i) (1) and 0-11
(1)  Title  of  each  class  of  securities  to  which  transaction  applies:
      Not  Applicable
(2)  Aggregate  number  of  securities  to  which  transaction  applies:
      Not  Applicable
(3) Per unit price of other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
      Not  Applicable
(4)  Proposed  maximum  aggregate  value  of  transaction:
      Not  Applicable
(5)  Total  fee  paid:
      Not  Applicable

[  ]  Fee  paid  previously  with  preliminary  materials.
[  ]  Check  box  if  any  part of the fee is offset as provided by Exchange Act
Rule O-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)Amount  Previously  Paid:
      Not  Applicable
(2)  Form,  Schedule  or  Registration  Statement  No.:
      Not  Applicable
(3)  Filing  Party:
      Not  Applicable
(4)  Date  Filed:
      Not  Applicable

                  CANANDAIGUA  NATIONAL  CORPORATION
                       72  SOUTH  MAIN  STREET
                    CANANDAIGUA,  NEW  YORK  14424

  This Proxy Statement is being mailed to holders of common stock, in connection with solicitation of proxies by the Board of Directors of Canandaigua National Corporation for use at the Annual Meeting of Stockholders to be held March 10, 1999 at 1:00 p.m. at the Offices of the Corporation, 72 South Main Street, Canandaigua, NY 14424 and any adjournment thereof. Each proxy that is properly executed and returned will be voted at the meeting and, if a choice is specified therein, will be voted in accordance with the specification made. If no choice is specified, it will be voted in favor of the proposals set forth in the notice enclosed herewith. Any proxy may be revoked by the person giving it at any time prior to its exercise.

  Only stockholders of record as of the close of business on January 31, 1999 are entitled to notice of, and to vote at, the Annual Meeting. On that date, there were outstanding and entitled to vote 159,531 shares of common stock, par value $50 per share. Each share of common stock is entitled to one vote. A quorum will consist of the holders of not less than a majority of the shares entitled to vote, present either in person or by proxy.

  This Proxy Statement and the accompanying proxy are being mailed by first-class mail on February 23, 1999.

  All expenses incurred in connection with the solicitation of proxies will be borne by the Corporation. It is estimated that the cost of this solicitation of security holders will be approximately $4,840.

               SHAREHOLDERS  OF  MANAGEMENT  AND  OTHERS

Principal  Beneficial  Owners  of  Common  Stock
------------------------------------------------


  A) The following table sets forth, as of January 31, 1999, the name and address of each person who owns of record or who is known by the Board of Directors to be the beneficial owner ("beneficial ownership" as used in this Proxy Statement is defined in Rule 13d-3 under the Securities Exchange Act of
1934) of more than 5% of the Corporation's outstanding common stock, the number of shares beneficially owned, and the percentage of the Corporation's outstanding common stock so owned and the percentage of class of the Corporation's common stock beneficially owned by all Directors and Principal
Officers  of  the  Corporation  as  a  group:


                                        Shares of Common  Percent of
                                        ----------------  -----------
Name and Address                          Stock Owned        Class
--------------------------------------  ----------------  -----------
All Directors and Principal Officers
of Corporation as a Group (12 persons)         13,217(1)       8.28 %

(1) Includes shares set forth in footnotes to Table B

As of January 31, 1999, the Trust Department of The Canandaigua National Bank and Trust Company held in various fiduciary capacities 32,351 shares or 20.28 % of the outstanding shares. The Trust Department of the bank has the power to vote 11,672 of these shares.



B) Beneficial Ownership by Directors and Principal Officers: The following table sets forth as of January 31, 1999, the amount and percentage of the common stock of the Corporation beneficially owned by each Director and each Principal
Officer.

                        Shares of Common  Percent of
Name and Address          Stock Owned        Class
----------------------  ----------------  -----------
Patricia A. Boland                    50        .03 %
Canandaigua, NY

David Hamlin, Jr.                    150        .09 %
Bloomfield, NY

Frank H. Hamlin                    5,529       3.47 %
Naples, NY

George W. Hamlin, IV               1,703       1.07 %
Canandaigua, NY

Stephen D. Hamlin                  1,530        .96 %
Canandaigua, NY

James S. Fralick                      25        .02 %
Canandaigua, NY

Richard P. Miller, Jr.                20        .01 %
Naples, NY

Caroline C. Shipley                  116        .07 %
Canandaigua, NY

Alan J. Stone                      3,758       2.36 %
Honeoye, NY

Gregory S. MacKay                    156        .09 %
Canandaigua, NY

Robert G. Sheridan                    68        .04 %
Canandaigua, NY

Daniel P. Fuller                     112        .07 %
Canandaigua, NY

David Hamlin Jr. shares include 70 shares in his self-directed IRA held by subsidiary bank.

George W. Hamlin, IV shares include 111 shares owned individually by his spouse.

Stephen  D.  Hamlin  shares include 410 shares owned individually by his spouse.
                                        Page 2

Alan J. Stone shares include 475 shares owned by his IRA held by subsidiary bank, 50 shares owned individually by his spouse, 83 shares owned by her IRA held by the subsidiary bank and 280 shares owned by his two children under the New York Uniform Gifts to Minors Act.

Gregory S. MacKay shares include 39 shares owned individually by his spouse, 59 shares owned by his IRA held by subsidiary bank and 16 shares owned by his two children.

Robert G. Sheridan shares include 18 shares owned as custodian for his three children under New York Uniform Gifts to Minors Act and 10 shares owned by his IRA held by subsidiary bank.

Daniel P. Fuller shares include 20 shares owned individually by his spouse and 50 shares owned as custodian for his two children under New York Uniform Gifts to Minors Act.

                         ELECTION  OF  DIRECTORS

  The number of Directors to be elected at the 1999 Annual Meeting is four. Paul Kellogg, a Class 2 Director, retired from the Board as of February 1998. James S. Fralick was appointed to the Board of Directors on September 9, 1998 to fill Mr. Kellogg's term. Richard P. Miller, Jr., was appointed as a Class 3 Director on November 11, 1998. Directors are elected annually by the stockholders to hold office for three years and until their successors are elected and qualified. Management has nominated as Directors, and recommends the election, of the four persons listed below. Nominees Frank H. Hamlin and Stephen D. Hamlin are members of the present Board and were first elected by the stockholders of the Corporation at the Annual Meeting held in 1984. Nominee Daniel P. Fuller is a member of the present Board and was first elected by the stockholders of the Corporation at the Annual Meeting held in 1996. Nominee James S. Fralick is a member of the present Board having been appointed as a Class 2 Director in 1998. Each nominee has consented to be named in this Proxy Statement and to serve if elected. If at the time of the Annual Meeting any of them becomes unavailable for election, the proxies may exercise discretionary authority to vote for substitutes proposed by the Board of Directors.
Management has no reason to believe that any substitute nominees will be required.

                INFORMATION  ON  DIRECTORS  AND  NOMINEES

          1999  Incumbent  Class  2  Directors  -  Term  Expiring  1999

                                    Year First Elected
                                     Or Appointed to:   Principal Occupation
Name                                       Age              Corporation       Bank     For Past Five Years
----------------------------------  ------------------  --------------------  ----  -------------------------
Frank H. Hamlin                                     93                  1984  1948  Bank Director - Investor

Stephen D. Hamlin                                   62                  1984  1973  Chief Executive Officer -
                                                                                    Sonnenberg Gardens
                                                                                    February 1996 - present

James S. Fralick                                    56                  1998  1998  Director European
                                                                                    Economics Morgan Stanley
                                                                                    1993 - December 1997
                                                                                    Adjunct Professor -
                                                                                    University of Rochester
                                                                                    and Syracuse University
                                                                                    1998 - present
                                        Page 3

Daniel P. Fuller                                    47                  1996  1996  President and General
                                                                                    Manager Bristol Mountain
                                                                                    Ski Resort - December 1984
                                                                                    to present



                    Class  1  Directors  -  Term  Expiring  2000

                                     Year First Elected
                                      Or Appointed to:   Principal Occupation
Name                                        Age              Corporation       Bank    For Past Five Years
-----------------------------------  ------------------  --------------------  ----  ------------------------
David Hamlin, Jr.                                    55                  1993  1993  Farmer; Retired Colonel,
                                                                                     New York State Air National
                                                                                     Guard

Caroline C. Shipley                                  59                  1984  1984  Educator - Director
                                                                                     New York State School
                                                                                     Boards Association
                                                                                     January 1991- present;
                                                                                     Vice President 1995;
                                                                                     President 1996 -1997

George W. Hamlin, IV                                 57                  1984  1979  President, CEO, CRA and
                                                                                     Trust Officer - The
                                                                                     Canandaigua National Bank
                                                                                     and Trust Company - April
                                                                                     1979 - present; Director of
                                                                                     the Buffalo Branch Federal
                                                                                     Reserve Bank of New York -
                                                                                     1992 - 1996; Director of
                                                                                     Federal Reserve Bank of New
                                                                                     York -1997 - Present



                    Class  3  Directors  -  Term  Expiring  2001

                                     Year First Elected
                                      Or Appointed to:   Principal Occupation
Name                                        Age              Corporation       Bank     For Past Five Years
-----------------------------------  ------------------  --------------------  ----  -------------------------

Robert G. Sheridan                                   50                  1984  1992  Senior Vice President and
                                                                                     Cashier - The Canandaigua
                                                                                     National Bank and Trust
                                                                                     Company - 1989 - present

Patricia A. Boland                                   63                  1986  1986  Retired Educator;
                                                                                     Retired Mayor - City of
                                                                                     Canandaigua

                                        Page 4

Alan J. Stone                                        58                  1986  1986  CEO Stone Construction
                                                                                     Equipment, Inc. until 1986;
                                                                                     Managing Partner - Stone
                                                                                     Properties July 1986 -
                                                                                     present; Chairman of the
                                                                                     Board - Canandaigua
                                                                                     National Corporation -
                                                                                     February 1994 - present

Richard P. Miller, Jr.                               55                  1998  1998  Senior Vice President &
                                                                                     Chief Operating Officer
                                                                                     University of Rochester
                                                                                     1996 - present. Director
                                                                                     Genesee Corporation -
                                                                                     1987 - Present


The  family relationships between the above-named Directors are as follows:  George Hamlin is the son of Frank
Hamlin.  Stephen  Hamlin  is the nephew of Frank Hamlin and first cousin of George Hamlin.  David Hamlin, Jr., is  a  first  cousin  once  removed  of  Frank  Hamlin  and  a  second  cousin  of  George and Stephen Hamlin.

                   COMMITTEES  OF  THE  BOARD  OF  DIRECTORS

  The Directors of Canandaigua National Corporation and the Directors of The Canandaigua National Bank and Trust Company are the same persons.

  The  Corporation  does  not  have  standing Audit, Nominating, or Compensation
Committees. These functions are performed by the following committees of The Canandaigua National Bank and Trust Company:

  The Examining Committee consists of five (5) Directors who are not employees of the subsidiary bank and who are appointed annually by the Board of Directors. Members of the Committee are:

  Caroline  C.  Shipley;  Frank  H.  Hamlin;  James  S.  Fralick
  David  Hamlin,  Jr.;  Patricia  A.  Boland

  The Examining Committee met five (5) times during 1998 to supervise the internal audit and compliance activities of the Bank. The function of the Committee is to make or cause to be made suitable examinations every year and to insure that the Bank's activities are being conducted in accordance with the law and the banking rules and regulations established by the Comptroller of the Currency, other regulatory and supervisory authorities, and in conformance with established policy. In addition, the Examining Committee recommends to the Board of Directors the services of a reputable independent certified public accounting firm, and the Board of Directors then appoints the independent certified public accounting firm at the annual organizational meeting of Directors. The Committee receives and reviews the reports of the independent certified public accounting firm and presents them to the Board of Directors with comments and recommendations. At least once during each twelve-month period, this Committee makes audits of the Trust Department or causes audits to be made and ascertains whether an adequate review of all the assets in each trust has been made.

  The Officer's Compensation Committee consists of three (3) Directors who are not employees of the subsidiary bank and who are appointed by the Board of Directors each year. Members of the Committee are as follows:

  Daniel  P.  Fuller;  Alan  J.  Stone;  Caroline  C.  Shipley

  The Officers' Compensation Committee met five (5) times during 1998 to perform annual reviews of officers' performance. Based on the Committee's reviews, recommendations on officers' titles and salaries for the upcoming year are made to the Board of Directors for approval.

  The Nominating and Governance Committee consists of four (4) Directors who are not employees of the subsidiary bank and who are appointed by the Board of Directors each year. Members of the Committee are as follows:

  Patricia  Boland;  Daniel  P.  Fuller;  Caroline  C.  Shipley
  Alan  J.  Stone

  The Nominating and Governance Committee met three (3) times during 1998 to determine personal and professional qualifications for Board of Director candidates. The Committee reviews the qualifications of and interviews candidates for Director and makes recommendations to the Board of Directors for approval.

  In addition, the Board will consider recommendations submitted by stockholders. Any stockholder wishing to make such a recommendations should submit it to the Secretary of the Corporation. Notice of intention to make any nominations or other proposals, other than by the Board of Directors, must be made in writing and must be received by the Secretary of the Corporation no less than twenty (20) days prior to any meeting of stockholders called for the election of Directors. Such notification should contain the following information to the extent known to the notifying stockholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the total number of shares of capital stock of the Corporation that will be voted for each proposed nominee; (d) the number of shares of common stock of the Corporation owned by the notifying stockholder.

  The Board of Directors of the Corporation held twelve (12) regular meetings during 1998. No incumbent Director of the Bank or of the Corporation attended fewer than 75% of the aggregate of all the meetings of the Board of Directors and the Committees of which they were members.

                    BOARD  OF  DIRECTORS  COMPENSATION

  For the years 1998 and 1997, no compensation was paid to members of the Board of Directors of Canandaigua National Corporation. For the years 1998 and 1997, the Chairman of the Board of Directors of The Canandaigua National Bank and Trust Company was compensated at the rate of $450 per meeting attended and the remaining members were paid at the rate of $425 per meeting attended.

                             PRINCIPAL  OFFICERS


  The  following  table  sets  forth  selected  information  about the Principal
Officers of the Corporation, each of whom is elected by the Board of Directors and each of whom holds office at the discretion of the Board of Directors:

                                                  Number
                       Office and                of Shares
                      Position with    Held     Beneficially
Name                   Corporation     Since       Owned      Age
--------------------  -------------  ---------  ------------  ---

George W. Hamlin, IV  President           1984         1,703   57
Robert G. Sheridan    Secretary           1984            68   50
Gregory S. MacKay     Treasurer           1988           156   49


George W. Hamlin, IV shares include 111 shares owned individually by his spouse.

Robert G. Sheridan shares include 18 shares owned as custodian for his three children under New York Uniform Gifts to Minors Act and 10 shares owned by his IRA held by subsidiary bank.

Gregory S. MacKay shares include 39 shares owned individually by his spouse, 59 shares owned by his IRA held by subsidiary bank and 16 shares owned by his two children.

  All of the Principal Officers of the Corporation are officers of the subsidiary bank and have served as officers of the subsidiary bank for the past five (5) years.



                              EXECUTIVE  COMPENSATION
                            SUMMARY  COMPENSATION  TABLE


                                              Annual Compensation                Long-Term Compensation
                                              --------------------------------   -----------------------------
                                                                                 Awards  Other Compensation
                                                                                 ------  ---------------------
                                                                      Other               Defined
Name and                                                              Annual             Contribution
Principal                                     Salary       Bonus    Compensation  SARs      Plan         ESOP
Position                         Year           ($)          $)        ($)        PSAs       ($)          ($)
George W. Hamlin, IV             1996         226,850      11,343      6,545      See       21,393       1,495
President                        1997         233,201       None       6,993      Table     20,960       1,716
                                 1998         248,951      18,826      7,316      Below     22,569       1,786

Robert G. Sheridan               1996          97,323       4,866      3,138      See       14,065         970
Secretary                        1997         100,048        None      2,953      Table     14,158       1,073
                                 1998         106,805       8,932      3,400      Below     15,255       1,192


                      STOCK  APPRECIATION  RIGHTS  (SAR)
                         PHANTOM  STOCK  AWARDS  (PSA)

  The  table  set  forth  below  lists  the value of the Stock Appreciation Rights and
Phantom  Stock  Awards  as  of  the date of award using the highest of three different estimates  of value: (1) the book value of the Corporation, (2) the appraised value of the  stock  using  a third-party appraisal of the Corporation's stock prepared for the
Corporation's  Employee  Stock  Ownership  Plan,  and  (3)  the  price  at  which  the
Corporation's  stock  was  bought  and  sold  in  private  transactions  for which the
Corporation  has  information during the calendar quarter in which the award was made.
The  Corporation does not have pricing information regarding all private purchases and sales  of the Corporation's stock, and the shares of the Corporation are not listed on any  national exchange nor traded over the counter.  The Stock Appreciation Rights and
Phantom  Stock  Awards are perpetual.  Stock Appreciation Rights are exercisable after five  years  from  the  date  of  award.  Phantom  Stock  Awards  are exercisable by a recipient  upon  reaching  the  age  of  55  or  upon attaining 15 years of continuous full-time  employment  with  the  company.

                                                                  Estimated
                                                                 Value as of   Estimated
                                           % of                    Date of    Value as of
                              Number       Total      Price         Award     End of Year
                             Granted      SAR/PSAs    SARs Only    SAR/PSAs     SAR/PSAs
Name           Year          SAR/PSA      Granted     $/share         ($)         ($)
George W.      1996       104.03/104.03     25%        214.55        9,627       11,031
Hamlin, IV                                                          31,947       33,351
               1997        36.75/36.75      25%        232.06        3,253        3,815
                                                                    11,782       12,343
               1998        65.63/65.63      25%        241.99        7,941        7,941
                                                                    23,822       23,822

Robert G.      1996        62.42/62.42      15%        214.55        5,776        6,619
Sheridan                                                            19,169       20,011
               1997        22.05/22.05      15%        232.06        1,952        2,289
                                                                     7,069        7,406
               1998        39.38/39.38      15%        241.99        4,765        4,765
                                                                    14,293       14,293



  The  following  table  sets forth below the aggregated SAR and PSA values at December 31, 1998 for the named  executive  officers.  The  value of the SAR's and PSA's reflected in the table is the per-SAR and per-PSA value of $363.00 at December 31, 1998 minus the related exercise price.  The per-SAR and per-PSA value  at  December  31,  1998  is  the  higher  of  (1) the book value of the Corporation, (2) the last appraised  value  of the stock using a third-party appraisal of the Corporation's stock prepared for the
Corporation's  Employee  Stock  Ownership  Plan,  or  (3) the price at which the Corporation's stock was bought  and  sold during the last quarter of 1998 in a private transaction for which the Corporation has information.

                 Total number of unexercised                     Total Value of
                     SAR's and PSA's at                    Unexercised in-the money SAR's
                      December 31, 1998                    and PSA's  at December 31, 1998
                 ------------------------------            -------------------------------
                 Exercisable      Unexercisable            Exercisable      Unexercisable
                     (#)              (#)                     ($)                ($)
George W.
Hamlin, IV         1,116.96           396.51                  354,950            61,071

Robert G.
Sheridan             216.14           681.94                   48,154           201,459

  No  Stock  Appreciation Rights or Phantom Stock Awards were exercised by the executive officers during
1998.

  Compensation  for  the  executive  officers for whom disclosure is required by
Item 402 of Regulation S-K is determined by the Officers' Compensation Committee consisting of Daniel P. Fuller, Caroline C. Shipley and Alan J. Stone. The Committee's consideration consists of, but is not limited to, analysis of the following factors: financial performance of the company, including return on equity, return on assets, growth of the company, and management of assets and liabilities. In addition, the Officers' Compensation Committee conducts a comparison study of the company's executive compensation with that of comparable positions in similar companies within the company's peer group. The Committee also considers intangible factors such as the scope of responsibility of the executive, leadership within the company, the community and within the industry, and whether the company, under the executive's leadership, has been able to serve worthwhile public purposes while enhancing shareholder value. All of these factors are considered in the context of the market for the company's products and services, and the complexity and difficulty of managing business risks in the prevailing economic conditions and regulatory environment.

  In 1998 the stockholders approved a Stock Option Plan. No stock options were awarded or exercised during 1998.

                                PERFORMANCE GRAPH

  The following performance graph is required to be set forth in the Proxy Statement by Item 402 (1) of Regulation S-K. The theory incorporated into this requirement is that all corporations have organized orderly markets in which to exchange their securities. The graph is provided so that stockholders and prospective stockholders can compare market results with peer companies or with indexes of companies in similar businesses or having similar capitalization, e.g., those companies which are listed on the NASDAQ or NYSE.

  THE CORPORATION'S COMMON STOCK IS NOT LISTED WITH A NATIONAL SECURITIES EXCHANGE, NOR IS IT TRADED IN THE OVER-THE-COUNTER MARKET. THE CORPORATION'S COMMON STOCK IS NOT ACTIVELY TRADED; LESS THAN 1% OF THE CORPORATION'S OUTSTANDING SHARES HAVE BEEN BOUGHT AND SOLD IN ANY YEAR REPRESENTED IN THE GRAPH. DUE TO THE EXTREMELY LIMITED NUMBER OF TRANSACTIONS, THE AVERAGE SALE PRICE OF THE CORPORATION'S COMMON STOCK USED IN THE GRAPH MAY NOT BE INDICATIVE OF THE ACTUAL MARKET VALUE OF THE CORPORATION'S COMMON STOCK. THE GRAPH SET FORTH BELOW DEPICTS THE AVERAGE SALE PRICE OF THE CORPORATION'S COMMON STOCK BASED ONLY UPON TRANSACTIONS FOR WHICH THE CORPORATION HAS PRICE INFORMATION. THERE ARE PURCHASES AND SALES OF THE CORPORATION'S COMMON STOCK FOR WHICH THE CORPORATION HAS NO PRICE INFORMATION; THEREFORE, THE ACTUAL AVERAGE SALE PRICE OF ALL SHARES BOUGHT AND SOLD IN ANY QUARTER MAY BE DIFFERENT THAN SET FORTH IN THE GRAPH.

                           (Omitted  Graph  Material)


The  following  is  the  data  table  for  the  graph:


                                            Period Ending
                       ----------------------------------------------------------
Index                  12/31/93  12/31/94  12/31/95  12/31/96  12/31/97  12/31/98
Canandaigua Nat. Corp    100.00    126.85    153.75    162.17    178.33    197.43
SNL Mid-Atl. Index       100.00     97.22    155.59    223.27    317.32    351.79
SNL <$500M Bank Index    100.00    107.55    147.13    189.37    322.82    294.76

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

  The Board of Directors has selected KPMG LLP as independent certified public accountants of Canandaigua National Corporation until the Annual Meeting held in 1999. Representatives are expected to be present at the meeting and to be available to respond to appropriate questions. They will be given the opportunity to make a statement if they so desire.


                              FINANCIAL INFORMATION

  Incorporated by reference and made a part hereof is the Annual Report of Canandaigua National Corporation for the year ending December 31, 1998.

                                  OTHER MATTERS

  The Board of Directors knows of no other matters to be brought before the 1999 Annual Meeting of Stockholders. However, if other matters should come before the meeting, it is the intention of each person named in the Proxy to vote it in accordance with his or her judgment on such matters.

      By  Order  of  the  Board  of  Directors

      /s/  George  W.  Hamlin,  IV
      George  W.  Hamlin,  IV
      Secretary  -  Board  of  Directors
      February  23,  1999